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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                            THE MIDDLEBY CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                         1-9973             36-3352497
 (State or Other Jurisdiction     (Commission File Number)  (IRS Employer
        of Incorporation)                                  Identification No.)

     1400 Toastmaster Drive, Elgin, Illinois                    60120
  (Address of Principal Executive Offices)                   (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

         On August 14, 2006, The Middleby Corporation issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
------------      ------------------------------------------------------------

Exhibit 99.1      The Middleby Corporation press release dated August 14, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE MIDDLEBY CORPORATION


Dated: August 14, 2006                By:  /s/ Timothy J. FitzGerald
                                          -----------------------------------
                                           Timothy J. FitzGerald
                                           Vice President and
                                           Chief Financial Officer




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                                  Exhibit Index

Exhibit No.       Description
-----------       ------------------------------------------------------------
Exhibit 99.1      The Middleby Corporation press release dated August 14, 2006

                                                                  Exhibit 99.1


14 August 2006

FOR IMMEDIATE RELEASE


             WITHDRAWAL OF POSSIBLE OFFER FOR ENODIS PLC ("Enodis")


Further to the announcement by The Middleby Corporation ("Middleby") on 12 May 2006 that it had approached the board of Enodis with regards to a possible offer for Enodis and requested a meeting, Middleby today announces that it no longer intends to make an offer for Enodis.

For the purposes of Rule 2.8 and other relevant provisions of The City Code on Takeovers and Mergers ("City Code"), Middleby reserves the right to announce an offer or possible offer or make or participate in an offer or possible offer for Enodis and/or take any other action which would otherwise be restricted under Rule 2.8 of the City Code within the next six months in the event that:

(i) an agreement or recommendation from the board of Enodis is forthcoming; or

(ii) there is an announcement by a third party of an offer (as defined in the City Code) for Enodis; or

(iv) Enodis announces a "whitewash" proposal (as described in Note 1 of the Notes on Dispensations from Rule 9) or a reverse takeover.


Enquiries:

Banc of America Securities - financial adviser to Middleby
     Paul Mullins, Managing Director        Tel:     +44 (0)20 7174 5343
     Geoff Iles, Associate                  Tel:     +44 (0)20 7174 4522


Banc of America Securities Ltd ("Bank of America"), which is regulated by the Financial Services Authority, is acting for Middleby in connection with its potential acquisition of Enodis and for no one else and will not be responsible to anyone other than Middleby for providing the protections afforded to customers of Bank of America nor for providing advice in relation to this potential transaction.


Statements in this press release or otherwise attributable to the company regarding the company's business which are not historical fact are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company cautions investors that such statements are estimates of future performance and are highly dependent upon a variety of important factors that could cause actual results to differ materially from such statements. Such factors include volatility in earnings resulting from goodwill impairment losses; variability in financing costs; quarterly variations in operating results; dependence on key customers; international exposure; foreign exchange and political risks affecting international sales; protection of trademarks, copyrights and other intellectual property; changing market conditions; the impact of competitive products and pricing; the timely development and market acceptance of the company's products; the availability and cost of raw materials; and other risks detailed herein and from time-to-time in the company's SEC filings.